UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 18, 2006
                                                ______________________________



                        ESB Financial Corporation
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Pennsylvania                     0-19345                   25-1659846
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)




600 Lawrence Avenue, Ellwood City, Pennsylvania                     16117
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code   (724) 758-5584
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On July 18, 2006, ESB Financial Corporation issued a press release announcing its results of operations for the quarter ended June 30, 2006. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     ----------          -----------------------------

     99                  Press Release, dated July 18, 2006


     This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.






















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ESB FINANCIAL CORPORATION


                         By:  /s/ Charlotte A. Zuschlag
                              ------------------------------------
                              Name:  Charlotte A. Zuschlag
                              Title: President and Chief Executive Officer

Date:  July 18, 2006






































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